                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 20, 1997
      -------------------------------------------------------------------


                            UNITED AUTO GROUP, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-12297                22-3086739
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


  375 Park Avenue, New York, New York                             10152
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(Address of principal executive offices)                        (Zip Code)



                                 (212) 223-3300
                      -----------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
              --------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired: N/A.

         (b) Pro Forma Financial Information: Pro forma Condensed Consolidated Statements of Operations for (i) the nine months ended September 30, 1997 and (ii) the twelve months ended December 31, 1996, with footnotes thereto.

         (c)   Exhibits: N/A.

            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

   The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1996 of United Auto Group Inc. (the "Company") gives effect to the following: (i) the acquisitions of United Nissan
(GA) (May 1, 1996), Peachtree Nissan (July 1, 1996), Sun Automotive Group, the Evans Group and United Nissan (TN) (October 28, 1996), Shannon Automotive
(d/b/a Crown Automotive) (March 1, 1997), Hanna Nissan (April 22, 1997), the Staluppi Group (April 30, 1997), the Reed Group (May 30, 1997), Lance Landers (June 9, 1997) and Stone Mountain Jeep/Eagle (August 22, 1997); (ii) the acquisition of minority interests of certain dealerships during October 1996 (the "Minority Exchange"); (iii) the Company's initial public offering (the "IPO") in October 1996; (iv) the commitment fees under the Company's Credit Agreement, dated as of March 20, 1997 (as amended, the "Senior Credit Facility") and the amortization of financing costs related thereto; (v) the sale of $150.0 million aggregate principal amount of 11% Senior Subordinated Notes due 2007 (the "Series A Notes") during July 1997 and (vi) the sale of $50.0 million aggregate principal amount of 11% Senior Subordinated Notes due 2007, Series B (the "Series B Notes"), during September 1997.

   The following unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1997 gives effect to the following: (i) the acquisitions of Crown Automotive, Hanna Nissan, the Staluppi Group, the Reed Group, Lance Landers and Stone Mountain Jeep/Eagle; (ii) the commitment fees under the Senior Credit Facility and the amortization of financing costs related thereto; (iii) the offering of the Series A Notes and
(iv) the offering of the Series B Notes.

   The pro forma condensed consolidated statements of operations assume these events occurred on January 1, 1996.

   The pro forma condensed consolidated financial statements are not necessarily indicative of operating results that would have been achieved had these events been consummated on the dates indicated and should not be construed as representative of future operating results.

   These pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes thereto.

                           UNITED AUTO GROUP, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                    -------------------------------------------------------------------------------------------------------------
                                                            NINE MONTHS ENDED SEPTEMBER 30, 1997
                                        CROWN       HANNA   STALUPPI       REED        LANCE        STONE   PRO FORMA         PRO
                           UAG AUTOMOTIVE (1)  NISSAN (1)  GROUP (1)  GROUP (1)  LANDERS (1) MOUNTAIN (1) ADJUSTMENTS       FORMA
                    ---------- --------------  ----------  ---------  ---------  ----------- ------------ -----------  ----------
In thousands, except
 per share amounts

AUTO DEALERSHIPS
Total revenues      $1,541,133        $12,573     $19,826  $152,774    $56,239      $16,666      $24,462        $ --   $1,823,673
Cost of sales,
 including floor
 plan interest       1,344,730         10,507      16,802   136,649     47,151       15,621       21,807          --    1,593,267
                    ---------- --------------  ----------  ---------  ---------  ----------- ------------ -----------  ----------
Gross profit           196,403          2,066       3,024    16,125      9,088        1,045        2,655          --      230,406
Selling, general
 and
 administrative
 expenses              160,367          1,552       2,183    14,732      7,385        1,084        2,465        (110)(2)  189,130
                                                                                                                 200 (3)
                                                                                                              (1,580)(4)
                                                                                                                 852 (5)
                    ---------- --------------  ----------  ---------  ---------  ----------- ------------ -----------  ----------
Operating income
 (loss)                 36,036            514         841     1,393      1,703          (39)         190         638       41,276
Other interest
 expense                (7,249)            --          --       (63)      (204)          --           --        (670)(6)  (21,334)
                                                                                                             (13,718)(7)
                                                                                                                 738 (8)
                                                                                                                (168)(9)
Other income
 (expense), net            297             --          --       484          --          --            8          --          789
                    ---------- --------------  ----------  ---------  ---------  ----------- ------------ -----------  ----------
Income before
 income taxes
 --Auto
 Dealerships            29,084            514         841     1,814      1,499          (39)         198     (13,180)      20,731
AUTO FINANCE
 Revenues                2,472             --          --        --         --           --           --          --        2,472
 Interest
  expense                 (408)            --          --        --         --           --           --          --         (408)
 Operating and
  other expenses        (3,438)            --          --        --         --           --           --          --       (3,438)
                    ---------- --------------  ----------  ---------  ---------  ----------- ------------ -----------  ----------
Loss before
 income taxes
 --Auto Finance         (1,374)            --          --        --         --           --           --          --       (1,374)
                    ---------- --------------  ----------  ---------  ---------  ----------- ------------ -----------  -----------
TOTAL COMPANY
Income before
 minority
 interests and
 provision for
 income taxes           27,710            514          841     1,814      1,499         (39)         198      (13,180)     19,357
Minority interests        (118)            --          --        --         --           --           --           --        (118)
Provision for
 income taxes          (11,106)            --          --        --         --           --           --        3,341 (10) (7,765)
                    ---------- --------------  ----------  ---------  ---------  ----------- ------------ -----------    ----------
Net income          $   16,486        $   514     $   841   $  1,814    $ 1,499     $   (39)     $   198    $ (9,839)    $ 11,474
                    ========== ==============  ==========  =========  =========  =========== ============ ===========    ==========
Net income
 per common
 share              $     0.89                                                                                           $   0.60
                    ==========                                                                                           ==========
Shares used in
 computing net
 income per
 common share           18,481                                                                                   729       19,210
                    ==========                                                                            ===========    ==========

FOOTNOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(1) Represents the results of operations of such entities prior to their respective dates of acquisition by the Company.
(2) Represents reduction for management fees paid to owners or affiliated entities of acquired dealerships.
(3) Represents net change in facility expenses at acquired dealerships due to revised and terminated lease agreements upon acquisition.
(4) Represents reduction in compensation expense at acquired dealerships related to former owners and employees to contractual amounts.
(5) Represents amortization of excess of cost over net assets acquired for the acquired dealerships.
(6) Represents additional interest expense from the issuance of notes payable to certain sellers as part of the acquisitions.
(7) Represents interest on the Series A Notes and Series B Notes and amortization of related deferred financing costs. Deferred financing costs are being amortized over a ten-year period. The pro forma adjustment does not reflect a reduction of cost of sales related to reduced interest expense on floor plan notes payable resulting from the effective repayment of a portion of such floor plan notes payable with a portion of the net proceeds from the Notes. If such reduction of floor plan interest expense was reflected, pro forma net income (and net income per common share) would have been $15.7 million ($0.82 per share) for the nine months ended September 30, 1997.
(8) Represents the reduction of interest incurred under the Senior Credit Facility, net of commitment fees relating thereto and amortization, over the three-year term thereof, of related deferred financing costs.
(9) Represents reduction in related party interest income at acquired dealerships.
(10) Represents the tax impact of pro forma adjustments at the statutory rate ($5.3 million) and the impact of the conversion of certain acquired entities from an S corporation to a C corporation for tax purposes ($1.9 million).

                           UNITED AUTO GROUP, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                             ------------------------------------------------------------------
                                                YEAR ENDED DECEMBER 31, 1996
                                            UNITED    PEACHTREE         SUN    EVANS      UNITED
                                            NISSAN       NISSAN  AUTOMOTIVE    GROUP      NISSAN
                                    UAG     (GA)(1)         (1)  GROUP (1)       (1)     (TN)(1)
                             ---------- -----------  ----------  ----------  ------- -----------
In thousands, except per
  share amounts
AUTO DEALERSHIPS
Total revenues               $1,302,031    $19,892    $41,320    $160,132  $81,016    $56,704
Cost of sales, net of floor
 plan interest                1,157,368     16,503     36,581     137,323   71,147     50,301
                             ---------- -----------  --------- ----------  ------- -----------
Gross profit                    144,663      3,389      4,739      22,809    9,869      6,403
Selling, general and
 administrative expenses        124,244      2,481      4,072      17,385    8,428      5,233
                             ---------- -----------  --------- ----------  ------- -----------
Operating income                 20,419        908        667       5,424    1,441      1,170
Other interest expense           (4,398)        --         --        (430)      --         --

Other income (expense), net       2,506         --         19        (664)     139        336
                             ---------- -----------  --------- ----------  ------- -----------
Income before income
 taxes--Auto Dealerships         18,527        908        686       4,330    1,580      1,506
AUTO FINANCE
 Revenues                         1,798         --         --          --       --         --
 Interest expense                  (421)        --         --          --       --         --
 Operating and other
  expenses                       (2,867)        --         --          --       --         --
                             ---------- -----------  --------- ----------  ------- -----------
Loss before income
 taxes-Auto Finance              (1,490)        --         --          --       --         --
                             ---------- -----------  --------- ----------  ------- -----------
TOTAL COMPANY
Income before minority
 interests, provision for
 income taxes and
 extraordinary item              17,037        908        686       4,330    1,580      1,506
Minority interests               (3,306)        --         --          --       --         --
Provision for income taxes       (6,270)        --         --          --     (709)       (95)
                             ---------- -----------  --------- ----------  ------- -----------
Income before extraordinary
 item                             7,461        908        686       4,330      871      1,411
Extraordinary item (net of
 income tax benefit)             (4,987)        --         --          --       --         --
                             ---------- -----------  --------- ----------  ------- -----------
Net income                   $    2,474    $   908    $   686    $  4,330  $   871    $ 1,411
                             ========== ===========  ========= ==========  ======= ===========
Income before extraordinary
 item per common share       $     0.69
                             ==========
Net income per common share  $     0.23
                             ==========
Shares used in computing
 net income per common
 share                           10,851
                             ==========


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                   CROWN     HANNA  STALUPPI     REED      LANCE     STONE
                              AUTOMOTIVE    NISSAN     GROUP    GROUP    LANDERS   MOUNTAIN     PRO FORMA        PRO
                                     (1)       (1)       (1)      (1)        (1)        (1)   ADJUSTMENTS      FORMA
                             ------------ --------  -------- --------  --------- ----------  ------------  ----------
In thousands, except per
  share amounts
AUTO DEALERSHIPS
Total revenues                  $96,962    $67,504  $425,621  $138,040  $40,956    $39,292     $(61,869)(2) $2,407,601
Cost of sales, net of floor
 plan interest                   83,290     58,082   377,556   115,570   38,156     35,078      (53,492)(2)  2,122,986
                                                                                                   (377)(3)
                                                                                                   (100)(4)
                             ------------ --------  -------- --------  --------- ----------  ------------   ----------
Gross profit                     13,672      9,422    48,065    22,470    2,800      4,214       (7,900)       284,615
Selling, general and
 administrative expenses         10,549      6,463    41,517    17,284    2,637      3,726       (8,607)(2)    231,086
                                                                                                   (464)(4)
                                                                                                   (675)(5)
                                                                                                    659 (6)
                                                                                                   (584)(7)
                                                                                                 (7,850)(8)
                                                                                                  4,588 (9)
                             ------------ --------  -------- --------  --------- ----------  ------------    ----------
Operating income                  3,123      2,959     6,548     5,186      163        488        5,033         53,529
Other interest expense               --         --      (162)     (455)      --         --       (2,447)(10)   (28,049)
                                                                                                  4,534 (11)
                                                                                                (23,053)(12)
                                                                                                 (1,167)(13)
                                                                                                   (471)(14)
Other income (expense), net          --         --       663        --      123         --       (2,506)(6)        616
                             ------------ --------  -------- --------  --------- ----------  ------------     ----------
Income before income
 taxes--Auto Dealerships          3,123      2,959     7,049     4,731      286        488      (20,077)        26,096
AUTO FINANCE
 Revenues                            --         --        --        --       --                      --          1,798
 Interest expense                    --         --        --        --       --         --           --           (421)
 Operating and other
  expenses                           --         --        --        --       --         --           --         (2,867)
                             ------------ --------  -------- --------  --------- ----------  ------------      ----------
Loss before income
 taxes-Auto Finance                  --         --        --        --       --         --           --         (1,490)
                             ------------ --------  -------- --------  --------- ----------  ------------      ----------
TOTAL COMPANY
Income before minority
 interests, provision for
 income taxes and
 extraordinary item              3,123       2,959    7,049     4,731      286        488       (20,077)        24,606
Minority interests                  --          --       --        --       --         --         3,269 (6)        (37)
Provision for income taxes          --          --       --        --       --         --        (2,768)(15)    (9,842)
                             ------------ --------  -------- --------  --------- ----------  ------------      ----------
Income before extraordinary
 item                            3,123       2,959    7,049     4,731      286        488       (19,576)        14,727
Extraordinary item (net of
 income tax benefit)                --          --       --        --       --         --         4,987 (16)        --
                             ------------ --------  -------- --------  --------- ----------  ------------      ----------
Net income                      $3,123      $2,959   $7,049    $4,731     $286       $488      $(14,589)       $14,727
                             ============ ========  ======== ========  ========= ==========  ============      ==========
Income before extraordinary
 item per common share                                                                                         $  0.77
                                                                                                               ==========
Net income per common share                                                                                    $  0.77
                                                                                                               ==========
Shares used in computing
 net income per common
 share                                                                                            8,359 (17)    19,210
                                                                                             ============      ==========


FOOTNOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(1) Represents the results of operations of such entities prior to their respective dates of acquisition by the Company.
(2) Represents adjustments to eliminate the results of operations of dealerships not acquired (Saab and Jaguar) and of dealerships transferred due to failure to obtain manufacturer approval (Saturn).
(3) Represents reduction in floor plan interest expense to reflect lower floor plan interest rates available to the Company subsequent to the date of acquisition of the Staluppi Group.
(4) Represents reduction for management fees paid to owners or affiliated entities of acquired dealerships.
(5) Represents final costs related to the restructuring of the Company's DiFeo division.
(6) Represents adjustments that give effect to the Minority Exchange. These adjustments include amortization expense for the excess of cost over net assets acquired, the elimination of related party interest income on assets exchanged, the elimination of equity in operations of assets exchanged and the elimination of minority interest in results of operations acquired.
(7) Represents net change in facility expenses at acquired dealerships due to revised and terminated lease agreements upon acquisition.
(8) Represents reduction in compensation expense at acquired dealerships related to former owners and employees to contractual amounts.
(9) Represents amortization of excess of cost over net assets acquired for the acquired dealerships.
(10) Represents additional interest expense from the issuance of notes payable to certain sellers as part of the acquisitions.
(11) Represents reduction in historical interest expense due to the repayment of the Company's Series A and B Senior Notes due 2003 with a portion of the net proceeds of the IPO.
(12) Represents interest on the Series A Notes and Series B Notes and amortization of related deferred financing costs. Deferred financing costs are being amortized over a ten-year period. The pro forma adjustment does not reflect a reduction of cost of sales related to reduced interest expense on floor plan notes payable resulting from the effective repayment of a portion of such floor plan notes payable with a portion of the net proceeds from the IPO and the Notes. If such reduction of floor plan interest expense was reflected, pro forma net income (and net income per common share) would have been $22.1 million ($1.15 per share) for the year ended December 31, 1996.
(13) Represents commitment fees relating to the Senior Credit Facility and amortization, over the three-year term thereof, of related deferred financing costs.
(14) Represents reduction in related party interest income at acquired dealerships.
(15) Represents the tax impact of pro forma adjustments at the statutory rate adjusted for non-deductible items ($7.5 million) and the impact of the conversion of certain acquired entities from an S corporation to a C corporation for tax purposes ($10.3 million).
(16) Represents the elimination of the extraordinary item due to the early extinguishment of the Company's Series A and B Senior Notes due 2003.
(17) Represents shares issued in connection with the IPO, the Minority Exchange and certain acquisitions.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UNITED AUTO GROUP, INC.


DATE: November 20, 1997                     By: /s/ James R. Davidson
                                               -------------------------
                                               Name:  James R. Davidson
                                               Title: Senior Vice President -
                                                        Finance